UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

NYXIO TECHNOLOGIES CORPORATION
(Name of Registrant as Specified in Charter)

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INFORMATION STATEMENT
(INTENDED TO BE DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT AUGUST 22, 2011)

NYXIO TECHNOLOGIES CORPORATION
2156 NE Broadway
Portland, Oregon
97232
855-436-6996

Notice of Shareholder Action by Written Consent

August 22, 2011

Dear Shareholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on August 3, 2011 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”) of Nyxio Technologies Corporation (the “Company”), that holders of the majority of Common Stock have taken action by written consent as of August 3, 2011, to approve the following:

•	To amend and restate the Company’s bylaws by adopting the Amended & Restated Bylaws of the Company.

Nevada corporation law and the Company’s current bylaws permit holders of a majority of the voting power to take a shareholder action by written consent.  Accordingly, the Company will not hold a meeting of its shareholders to consider or vote upon the amendment and restatement of the Company’s bylaws (the “Amended & Restated Bylaws”).

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least twenty (20) days after the date this Information Statement has been mailed or furnished to our shareholders.  This Information Statement is first being mailed or furnished to shareholders on or about August 22, 2011.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS, AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

Sincerely,

NYXIO TECHNOLOGIES CORPORATION

/s/ Giorgio Johnson
Giorgio Johnson, Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT
(INTENDED TO BE DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT AUGUST 22, 2011)

NYXIO TECHNOLOGIES CORPORATION
2156 NE Broadway
Portland, Oregon
97232
855-436-6996

Information Concerning Actions by Written Consent

Date and Purpose of Written Consent

On August 3, 2011, shareholders holding 22,500,000 shares of our Common Stock, which constitutes a majority of the voting power of our Company, took action by written consent for the purpose of approving the amendment and restatement of the Company’s bylaws (the “Amended & Restated Bylaws”).

As a result of requirements under applicable federal securities and state law, the Amended & Restated Bylaws will be deemed effective twenty (20) calendar days after this Information Statement is sent or given to our shareholders of record as of the Record Date.

Shareholders Entitled to Notice

As of August 3, 2011 there were 38,378,305 shares of our Common Stock outstanding.  Holders of our Common Stock, our only outstanding voting securities, are entitled to one vote per share.  Shareholders of record at the close of business on August 3, 2011 will be entitled to receive this notice and Information Statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Amended & Restated Bylaws of the Company requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On August 3, 2011, shareholders holding an aggregate of 22,500,000 shares, or approximately 58.62% of our Common Stock, delivered written consents to us adopting the proposal set forth herein.  For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us.  We may reimburse others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of August 3, 2011, regarding the beneficial ownership of the Company’s Common Stock of (i) each person known to the Company to be the beneficial owner, within the meaning of Section 13(d) of the Exchange Act, of more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and Directors of the Company as a group.  Unless otherwise indicated, the address of each named beneficial owner is c/o Nyxio Technologies Corporation, 2156 NE Broadway, Portland, Oregon, 97232.  Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.  On such date, there were 38,378,305 shares of the Company’s Common Stock issued and outstanding.

	Shares	Percentage
Name and Address of	Beneficially	Beneficially
Beneficial Owner(1)	Owned	Owned(2)

Directors and Executive Officers

Giorgio Johnson, Director, President, Chief Executive Officer	19,125,000	49.8%

David Dabau, Director, Chief Operating Officer	-	-

Mirjam Metcalf, Chief Financial Officer, Secretary and Treasurer	-	-

John J. Lennon, Director	-	-

All Officers and Directors as a Group	19,125,000	49.8%

5% Shareholders

None.

 (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Pursuant to the rules of the SEC, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) The calculation in this column is based upon 38,378,305 shares of the Company’s common stock outstanding on August 3, 2011.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

SHAREHOLDERS’ ACTION

ADOPTION OF AMENDED AND RESTATED BYLAWS OF THE COMPANY

General Information

On August 3, 2011, the holders of shares representing a majority of the Company’s outstanding voting stock provided their written consent to the amendment and restatement of our bylaws (the “Amended & Restated Bylaws”).  The Amended & Restated Bylaws replace the Company’s current bylaws (“Old Bylaws”).  A copy of the Amended & Restated Bylaws is enclosed herein as Attachment A.  The Company’s Board of Directors previously approved the Amended & Restated Bylaws, subject to the receipt of approval of the holders of a majority of our outstanding Common Stock.  Our Board believes the Amended & Restated Bylaws are in the best interests of the Company’s shareholders as they provide the Company with the flexibility necessary to carry out its business plan and attract strategic partners.

Further, the Amended & Restated Bylaws will be more consistent with Nevada law as it relates to actions which are permissible by the Board and which do not customarily require shareholder approval.  Specifically, the Amended & Restated Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of directors or fill vacancies in the Board, without the time or expense required to call for a meeting of shareholders.  The adoption of the Amended & Restated Bylaws will not alter the directors’ fiduciary obligations to the Company.

The following discussion briefly summarizes the significant differences between the Old Bylaws and the Amended & Restated Bylaws.

Number of Directors

The Old Bylaws provide that the authorized number of directors of the Company shall be seven (7); provided that such number may be changed by the Board of Directors so long as the number of directors shall not be less than one (1) or more than nine (9).  The Amended & Restated Bylaws state that the number of directors of the Company shall not be fewer than one (1) nor more than ten (10) as may be determined from time to time by resolution of the Board of Directors.

Board Vacancies

The Old Bylaws require that vacancies on the Board of Directors resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors shall be filled by an affirmative vote of the shareholders.  The Amended & Restated Bylaws allow vacancies, including those caused by an increase in the number of directors, to be filled by a majority of the remaining directors though less than a quorum, thereby allowing the Company to more timely and efficiently bolster and complement the current slate of directors with additional qualified persons whose background and skills will benefit the Company and its operations.

Removal of Directors

Under the Old Bylaws, any director may be removed with or without cause by the vote of holders of a majority of the shares entitled to vote at an election of directors.  The Amended & Restated Bylaws increase this requirement by providing that any director may be removed from office by the vote of holders of two-thirds (2/3) of the voting power of the Company.

Special Meetings of Directors

Under the Old Bylaws, special meetings of the Board of Directors may be called by the President or the Secretary with seven (7) days notice to each director either personally, by mail, by telegram, or by telephone, and special meetings can be called in like manner and on like notice by the President or Secretary on the written request of two (2) directors.  The Amended & Restated Bylaws provided that a special meeting of directors may be called by the President or Secretary on the request of one (1) director, and notice of special meetings of the Board need only be given by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone or facsimile) or forty-eight (48) hours (in the case of notice by telegram) or three (3) days (in the case of notice by mail).

Indemnification

Although both the Old Bylaws and Amended & Restated Bylaws provide for the indemnification of directors or officers of the Company to the full extent permitted by law, the Amended & Restated Bylaws also provide additional detail with respect to the types of claims for which such individuals may be indemnified, exceptions to the Company’s indemnification requirements, expense reimbursement, determination that indemnification is proper, and insurance.

The Amended & Restated Bylaws also include administrative and stylistic changes which have not been detailed herein.  The discussion above is qualified in its entirety by reference to the full text of the Amended & Restated Bylaws, which are enclosed herein as Attachment A.

No Dissenter’s Rights

Under Nevada law, our dissenting shareholders are not entitled to appraisal rights with respect to the adoption of the Amended & Restated Bylaws, and we will not independently provide our shareholders with any such right.

REASONS WE USED SHAREHOLDER CONSENT AS OPPOSED TO SOLICITATION OF SHAREHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The adoption of the Amended & Restated Bylaws cannot proceed until shareholder approval is obtained and effective.  Shareholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a shareholders meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.  However, the latter method, while it represents the requisite shareholder approval, is not deemed effective until twenty (20) calendar days after this Information Statement has been sent to all of our shareholders giving them notice of and informing them of the actions approved by such consent.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to adopt the Amended & Restated Bylaws, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a shareholders meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities.  Spending the additional Company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to adopting the Amended & Restated Bylaws in a manner that is timely and efficient for us and our shareholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices at 855-436-6996. If multiple shareholders sharing an address have received one copy of this Information Statement and would prefer us to mail each shareholder a separate copy of future mailings, you may send notification to or call our principal executive offices.  Additionally, if current shareholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other shareholders pro rata in accordance with their respective interest.  No director has informed the Company that he intends to oppose any of the corporate actions to be taken by the Company as set forth in this Notice and Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC.  Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the adoption of the Amended & Restated Bylaws.  Your consent to the adoption of the Amended & Restated Bylaws is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete.  Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

NYXIO TECHNOLOGIES CORPORATION

By Order of the Board of Directors

By: /s/ Giorgio Johnson
Giorgio Johnson, Chief Executive Officer

ATTACHMENT A

AMENDED & RESTATED BYLAWS
OF
NYXIO TECHNOLOGIES CORPORATION

AMENDED AND RESTATED BYLAWS

OF

NYXIO TECHNOLOGIES CORPORATION

Adopted August 3, 2011

The following are the Amended and Restated Bylaws of NYXIO TECHNOLOGIES CORPORATION, a Nevada corporation.

ARTICLE I
Offices

Section 1.               Registered Office.   The registered office shall be in the City of Las Vegas, State of Nevada, or such other location as determined by the board of directors.

Section 2.               Other Offices.   The Corporation may also have offices at such other places both within and outside of the State of Nevada.

ARTICLE II
Meetings of Shareholders

Section 1.               Place of Meetings.   Meetings of the shareholders shall be held at such time and place within or outside of the State of Nevada as shall be designated from time to time by the board of directors.

Section 2.               Annual Meetings.   Annual meetings of shareholders, commencing with the year 2012, shall be held on such date as determined by the board of directors, at which the shareholders shall elect by a plurality vote, a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3.               Special Meetings.   Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of shareholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

Section 4.               Notice of Meetings.   Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate.  Such notice shall state the purpose or purposes for which the meeting is called and the time and place where it is to be held, which may be within or without the State of Nevada.  A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.  If mailed, it shall be directed to a shareholder at such shareholder’s address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such shareholder.  In the event of the transfer of stock after delivery or mailing of the notice of, and before the holding of, the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 5.               Purpose of Meetings.   Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

Section 6.               Quorum.   Shareholders holding at least a majority of the voting power, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7.               Record Date.   The board of directors may prescribe a period not exceeding sixty (60) days before any meeting of the shareholders during which no transfer of stock on the books of the Corporation may be made, or may fix a day not more than sixty (60) days before the holding of any such meeting as the day as of which shareholders entitled to notice of and to vote at such meetings must be determined.  Only shareholders of record on that day are entitled to notice or to vote at such meeting.

Section 8.               Voting.

(a)           An act of shareholders who hold at least a majority of the voting power and are present at a meeting at which a quorum is present is the act of the shareholders unless the statutes or articles of incorporation provide for different proportions.

(b)           Except as hereinafter provided, every shareholder of record of the Corporation shall be entitled at each meeting of shareholders to one vote for each share of stock standing in such shareholder’s name on the books of the Corporation.

(c)           At any meeting of the shareholders, any shareholder may designate another person or persons to act as a proxy or proxies as provided by law.  If any shareholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such shareholder upon all of the persons so designated unless the shareholder shall otherwise provide.  No such proxy shall be valid after the expiration of six (6) months from the date of its creation, unless it is coupled with an interest, or unless the shareholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation.  Subject to the above, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of shareholders and determine the validity of proxies and ballots.

Section 9.               Consent of Shareholders in Lieu of Meeting.   Any action required or permitted to be taken at a meeting may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action, in which case, such greater proportion of written consents shall be required.

ARTICLE III
Directors

Section 1.               Powers.   The business of the Corporation shall be managed by its board of directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the articles of incorporation, or by these bylaws directed or required to be exercised or done by the shareholders.

Section 2.               Number and Term of Office.

(a)           The board of directors shall consist of such number of directors, not fewer than one (1) nor more than ten (10), as may be determined from time to time by resolution of the board of directors, but no decrease in the number shall change the term of any director in office at the time thereof.  The directors shall be elected at the annual meeting of the shareholders, and except as provided in Section 2(b) of this article, each director elected shall hold office until such director’s successor is elected and qualified.  Directors need not be shareholders.

(b)           Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum.  When one or more directors shall give notice of their resignation to the board of directors, effective at a future date, the board of directors shall have the power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director to hold office until such director’s successor is appointed and elected.

(c)           Any director may be removed from office by the vote of shareholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to voting power, except that (i) if the articles of incorporation provide for the election of directors by cumulative voting, no director may be removed from office under the provisions of this section except upon the vote of shareholders owning sufficient shares to have prevented his election to office in the first instance, and (ii) if the articles of incorporation require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director.

Section 3.               Place of Meetings.   The board of directors of the Corporation may hold meetings, both regular and special, either within or outside of the State of Nevada.

Section 4.               Annual Organizational Meeting.   The first meeting of each newly elected board of directors shall be held within thirty (30) days after the adjournment of the annual meetings of shareholders.  No notice of such meeting shall be necessary to be given to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present.  In the event such meeting is not held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

Section 5.               Regular Meetings.   Meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board of directors.

Section 6.               Special Meetings.   Special meetings of the board of directors may be called by the president or secretary on the written request of one director.  Written notice of special meetings of the board of directors shall be given to each director by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone or facsimile) or forty-eight (48) hours (in the case of notice by telegram) or three (3) days (in the case of notice by mail) before the time at which the meeting is to be held.  Every such notice shall state the date, time and place of the meeting, but need not describe the purpose of the meeting unless required by the articles of incorporation, these bylaws or provided by law.

Section 7.               Quorum.   A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation.

Section 8.               Committees.

(a)           The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.  The board of directors may appoint natural persons who are not directors to serve on committees.

(b)           The committees shall keep regular minutes of their proceedings and report the same to the board of directors when required.

Section 9.               Action of Directors in Lieu of Meeting.   Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board of directors or of the committee, as the case may be, and the written consent is filed with the minutes of proceedings of the board of directors or committee.

Section 10.             Compensation.   The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV
Notices

Section 1.               Notice, What Constitutes.   Notices to directors and shareholders shall be in writing and delivered personally or mailed to the directors or shareholders at their addresses appearing on the books of the Corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also be given by telegram, facsimile, telephone, or electronically at the contact information appearing on the books of the Corporation.

Section 2.               Waiver of Notice.

(a)           Whenever all parties entitled to vote at a meeting, whether of directors or shareholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of shareholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

(b)           Whenever any notice whatever is required to be given under the provisions of the statutes, the articles of incorporation or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V
Officers

Section 1.               Number and Qualifications.   The officers of the Corporation shall be chosen by the board of directors at its first meeting and thereafter after each annual meeting of shareholders.  The officers to be elected shall include a president, a secretary, and a treasurer.  Any person may hold two or more offices.  The board of directors may also appoint vice presidents and additional officers or assistant officers as it shall deem necessary.

Section 2.               Compensation.   The salaries of all officers and agents of the Corporation shall be fixed by the board of directors.

Section 3.               Term of Office.   The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall be filled by the board of directors.

Section 4.               Subordinate Officers, Committees and Agents.   The board of directors may elect any other officers and appoint any committees, employees or other agents as it desires who shall hold their offices for the terms and shall exercise the powers and perform the duties as shall be determined from time to time by the board of directors to be required by the business of the Corporation.  The directors may delegate to any officer or committee the power to elect subordinate officers and retain or appoint employees or other agents.

Section 5.               The President.   The president shall be the chief executive officer of the Corporation, shall preside at all meetings of the shareholders and the board of directors, shall have general and active management of the business of the Corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

Section 6.               The Vice President.   If appointed, the vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

Section 7.               The Secretary.   The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  The secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision the secretary shall be.  The secretary shall keep in safe custody the seal of the Corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the secretary’s signature or by the signature of the treasurer or an assistant secretary.

Section 8.               The Treasurer.   The treasurer shall have the custody of the corporate funds and securities and shall keep in full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors.  The treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board of directors, or when the board of directors so requires, an account of all the treasurer’s transactions as treasurer and of the financial condition of the Corporation.  If required by the board of directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the treasurer’s office and for the restoration to the Corporation, in case of the treasurer’s death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9.               The Assistant Secretary.   If appointed, the assistant secretary shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the board of directors may from time to time prescribe.

ARTICLE VI
Certificates of Stock

Section 1.               Issuance.   The interest of each  shareholder of the  Corporation may be evidenced,  but need not be represented by, a certificate,  signed by the president or a vice  president and the treasurer or an assistant  treasurer,  or the  secretary or an  assistant  secretary of the  Corporation,  certifying  the number  of  shares  owned  by such  shareholder  in the  Corporation.  When  the Corporation  is  authorized  to issue shares of more than one class or more than one series of any class,  there  shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder  upon request and without  charge,  a full or summary statement  of  the  voting  powers,  designations,   preferences,   limitations, restrictions,  and  relative  rights of the  various  classes of stock or series thereof.  If any officer or officers who shall have signed,  or whose  facsimile signature  or  signatures  shall  have been  used on,  any such  certificate  or certificates  shall cease to be such  officer or  officers  of the  Corporation, whether because of death,  resignation or otherwise,  before such certificate or certificates  shall have been delivered by the Corporation,  such certificate or certificates  may  nevertheless  be adopted by the Corporation and be issued and delivered  as though the  person or  persons  who  signed  such  certificate  or certificates,  or whose facsimile  signature or signatures  shall have been used thereon, had not ceased to be the officer or officers of such Corporation.

Section 2.               Transfer Agent and Registrar.   Whenever any certificate is countersigned or otherwise by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the Corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

Section 3.               Lost Certificates.   The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issuance of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 4.               Transfer of Stock.   Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5.               Registered Shareholders.   The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VII
Indemnification of Officers, Directors,
Employees and Agents; Insurance

(a)           The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no lo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his conduct was unlawful.

(b)           The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(c)           To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7(a) and 7(b) hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with such defense.

(d)           Any indemnification under Sections 7(a) and 7(b) hereof, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7(a) and 7(b) hereof.  Such determination shall be made:

(i)           by the shareholders;

(ii)           by the board of directors by majority vote of a quorum consisting of directors who were not parties to such act, suit or proceeding;

(iii)           if such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or

(iv)           if such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.

(e)           Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors unless it is ultimately determined that such director, officer, employee or agent is not entitled to be indemnified by the Corporation as authorized in this section or as provided by law.

(f)           The indemnification provided by this Section 7(f):

(i)           does not exclude any other rights to which a person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders, or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office; and

(ii)           shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or as serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this section.

ARTICLE VIII
General Provisions

Section 1.               Dividends.   Dividends upon the capital stock of the Corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Section 2.               Reserves.   Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 3.               Checks.   All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 4.               Fiscal Year.   The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

Section 5.               Seal.   The Corporation may have a corporate seal in the form of a circle containing the name of the Corporation, the year of incorporation and such other details as may be approved by the board of directors.  Nothing in these bylaws shall require the impression of a corporate seal to establish the validity of any document executed on behalf of the Corporation.

Section 6.               Amendments.   These bylaws may be altered or repealed at any regular meeting of the shareholders or of the board of directors or at any special meeting of the shareholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

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CERTIFICATION

The undersigned, as Secretary of Nyxio Technologies Corporation, hereby certifies that the foregoing Amended and Restated Bylaws have been duly adopted by the Corporation’s Board of Directors and approved by an affirmative vote of the majority of the Corporation’s issued and outstanding common stock.

By:	/s/ Mirjam Metcalf
Mirjam Metcalf, Secretary